Exhibit 10(c)

Date: Jun 22, 1998                                                      Contract No.: 101584

NNS SERVICE AGREEMENT

This AGREEMENT is entered into by ANR PIPELINE COMPANY (Transporter) and NORTH SHORE GAS COMPANY (Shipper).

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

  RATE SCHEDULE: No Notice Service (NNS)

  CONTRACT QUANTITIES:

  Contract Quantity - see Exhibit attached hereto.

  TERM OF AGREEMENT:

  Nov 01, 1998 to

  Mar 31, 2003

  RATES:

Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by GEMtm that it has agreed otherwise.

It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effect

Date: Jun 22, 1998                                                      Contract No.: 101584

by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest changes in rates in whole or in part.

5. INCORPORATION BY REFERENCE:

The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff, are specifically incorporated herein by reference and made a part hereof.

6. NOTICES:

All notices can be given by telephone or other electronic means, however, such notices shall be confirmed in writing at the addresses below or through GEMStm,. Shipper and Transporter may change the addresses below by written notice to the other without the necessity of amending this Agreement:

TRANSPORTER:

ANR PIPELINE COMPANY

500 Renaissance Center

Detroit, Michigan 48243

Attentions:  Gas Control (Nominations)

Volume Management (Statements)

Cash Control (Payments)

Customer Administration (All Other Matters)

SHIPPER:

NORTH SHORE GAS COMPANY

C/O PEOPLES GAS LIGHT & COKE

130 E RANDOLPH 22ND FLR

CHICAGO, IL 60601-6207

Attention: JEROME SLECHTA

Telephone: 312-240-4362

Fax: 312-240-4211

Date: Jun 22, 1998                                                      Contract No.: 101584

INVOICES AND STATEMENTS:

NORTH SHORE GAS COMPANY

C/O PEOPLES GAS LIGHT & COKE

130 E RANDOLPH 22ND FLR

CHICAGO, IL 60601-6207

Attention: FRANK ROSELLINI

Telephone: 312-240-4279

Fax: 312-240-4394

NOMINATIONS:

NORTH SHORE GAS COMPANY

C/O PEOPLES GAS LIGHT & COKE

130 E RANDOLPH 22ND FLR

CHICAGO, IL 606011-6207

Attention: JEROME SLECHTA

Telephone: 312-240-4362

Fax: 312-240-4211

ALL OTHER MATTERS:

NORTH SHORE GAS COMPANY

C/O PEOPLES GAS LIGHT & COKE

130 E RANDOLPH 22ND FLR

CHICAGO, IL 60601-6207

Attention: JEROME SLECHTA

Telephone: 312-240-4362

Fax: 312-240-4211

Date: Jun 22, 1998                                                      Contract No.: 101584

7. FURTHER AGREEMENT:

A. If at any time after October 31, 2003, Shipper or its designee or assignee does not continue to contract for the services provided herein or equivalent services, as reasonably determined by Transporter, Shipper will either (a) sell the Lateral excluding the Southern Section, as defined in the Construction Agreement between Shipper and Transporter dated March 16, 1999, to Transporter for a purchase price equal to $1.00; or (b) pay Transporter an amount equal to the product of (i)

B. Shipper currently has service agreements with Transporter under Transporter's Rate Schedules FSS and ETS which terminate March 31, 2000. If Shipper takes service from Transporter Rate Schedules FSS and ETS after March 31, 2000, Shipper will have the option, subject to operational constraints and the availability of capacity, to change its winter period primary delivery point from East Joliet/Bussee Road to Somers. In addition, if, prior to March 31, 2000, an agreement is reached amo

Date: Jun 22, 1998                                                      Contract No.: 101584

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives there unto duly authorized to be effective as of the date stated above.

SHIPPER: NORTH SHORE GAS COMPANY

By: /s/ William E. Morrow

Title: Vice President

Date: July 16, 1999

TRANSPORTER: ANR PIPELINE COMPANY

By: /s/ John T. Donaldson, Jr.

Title: Vice President

Date: August 27, 1999

Contract No: 101584
PRIMARY ROUTE EXHIBIT	Rate Schedule: NSS
To Agreement Between	Contract Date: Jun 22, 1998
ANR PIPELINE COMPANY (Transporter)	Amendment Date:
AND NORTH SHORE GAS COMPANY (Shipper)
Primary	Primary
Delivery	Delivery	MDQ
Point No.	Point Name	(DTH)

4196	EAST JOLILET
FROM: Nov 01, 1998	TO: Mar 31, 2003	20000
	GROUP TOTAL	20000

Exhibit 1
	Lateral Value		Lateral Value
In-Service Year	Factor	In-Service Year	Factor

6	93.5%	43	45.4%
7	92.2%	44	44.1%
8	90.9%	45	42.8%
9	89.6%	46	41.5%
10	88.3%	47	40.2%
11	87.0%	48	38.9%
12	85.7%	49	37.6%
13	84.4%	50	36.3%
14	83.1%	51	35.0%
15	81.8%	52	33.7%
16	80.5%	53	32.4%
17	79.2%	54	31.1%
18	77.9%	55	29.8%
19	76.6%	56	28.5%
20	75.3%	57	27.2%
21	74.0%	58	25.9%
22	72.7%	59	24.6%
23	71.4%	60	23.3%
24	70.1%	61	22.0%
25	68.8%	62	20.7%
26	67.5%	63	19.4%
27	66.2%	64	18.1%
28	64.9%	65	16.8%
29	63.6%	66	15.5%
30	62.3%	67	14.2%
31	61.0%	68	12.9%
32	59.7%	69	11.6%
33	58.4%	70	10.3%
34	57.1%	71	9.0%
35	55.8%	72	7.7%
36	54.5%	73	6.4%
37	53.2%	74	5.1%
38	51.9%	75	3.8%
39	50.6%	76	2.5%
40	49.3%	77	1.2%
41	48.0%	78	0. 0
42	46.7%

Exhibit 2

LATERAL FACILITIES

Exhibit 2 is a diagram (not to scale) depicting the relevant pipelines and lateral facilities of Shipper and Transporter, including existing pipelines and lateral facilities and those which are to be constructed, in relation to the Illinois-Wisconsin border.